Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

(the “Trust”)

Supplement Dated August 28, 2009

to the Prospectuses Dated November 1, 2008 (as revised January 1, 2009) for

Class A, B and C Shares of Allianz Domestic Stock Funds,

Class A, B and C Shares of Allianz International/Sector Stock Funds and

Class A, B and C Shares of Allianz NFJ Renaissance Fund

Disclosure Related to All Allianz Funds Offering Class B Shares

(the “Funds”)

Effective November 1, 2009 (the “Closing Date”), Class B shares of the Funds will no longer be available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined in each Prospectus under the section entitled “Investment Options.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds’ current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds, or for series of Allianz Funds Multi-Strategy Trust and PIMCO Funds that have Class B shares outstanding in accordance with the Funds’ current policies. Effective on and after the Closing Date, Class B shareholders who have direct accounts with the Funds that involve recurring investments in Class B shares, including through automated investment plans such as the Allianz Funds and PIMCO Funds Auto-Invest program, will have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect.

Corresponding changes are hereby made to other sections of the Funds’ Prospectus, Statement of Additional Information and Shareholders’ Guide.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis.

Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

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